UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 13, 2007

Manaris Corporation
(Exact name of registrant as specified in its charter)
Nevada 000-33199 88-0467848
_______________________________________________
(State or other jurisdiction (Commission File No.) (IRS Employer ID)
of incorporation)

400 boul. Montpellier
Montreal, Quebec
Canada H4N 2G7
_______________________________________________
(Address of principal executive offices and Zip Code)

(514) 904-6030
_______________________________________________
(Registrant's telephone number, including area code)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Tel:(212) 930-9700
Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2007, Avensys Inc. (“Avensys”), a wholly owned subsidiary of Manaris Corporation (the “Company”), mutually agreed with Martin d’Amours to terminate the services of Mr. d’Amours as Avensys’ President, effective as of the same date. Mr. John Fraser, the President and Chief Executive Officer of the Company and Chairman of Avensys, will fulfill the duties of the President of Avensys on an interim basis.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated July 17, 2007, issued by Manaris Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANARIS CORPORATION

Date: July 17, 2007	By:	/s/ John G. Fraser
John G. Fraser
President and Chief Executive Officer